A. M. Castle & Co.

March 2014

NYSE: CAS

Forward Looking Statements

Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this release and the company assumes no obligation to update the information included in this release. Such forward-looking statements include, but are not limited to, statements concerning our possible or assumed future results of operations, and our expectations and estimates relating to restructuring activities, including restructuring charges and timing of cash payments related thereto, and operational flexibility, savings, and efficiencies from such restructuring actions. These statements often include words such as "believe," "expect," "anticipate," "intend," "aim," "plan," or similar expressions. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a further description of these risk factors, see the risk factors identified in our filing with the Securities and Exchange Commission in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.

Regulation G & Other Cautionary Notes

This presentation includes non-GAAP financial measures to assist the reader in understanding our business. The non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with U. S. GAAP ("GAAP"). However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation contained in the appendix to this presentation, provides meaningful information and therefore we use it to supplement our GAAP guidance. Management often uses this information to assess and measure the performance of our business. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the reconciliations and to assist with period-over-period comparisons of such operations. The exclusion of the charges indicated herein from the non-GAAP financial measures presented does not indicate an expectation by the Company that similar charges will not be incurred in subsequent periods.

In addition, the Company believes that the use and presentation of EBITDA, which is defined by the Company as income before provision/benefit for income taxes plus depreciation and amortization, and interest expense, less interest income, is widely used by the investment community for evaluation purposes and provides the investors, analysts and other interested parties with additional information in analyzing the Company's operating results. EBITDA should not be considered as an alternative to net income or any other item calculated in accordance with U.S. GAAP, or as an indicator of operating performance. Our definition of EBITDA used here may differ from that used by other companies. Adjusted non-GAAP net income and adjusted EBITDA, which are defined as reported net income and EBITDA adjusted for non-cash items and items which are not considered by management to be indicative of the underlying results, are presented as the Company believes the information is important to provide investors, analysts and other interested parties additional information about the Company's financial performance. Management uses EBITDA, adjusted non-GAAP net income and adjusted EBITDA to evaluate the performance of the business.

The financial information herein contains information generated from audited financial statements and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.

In this presentation, we refer to information and statistics regarding the general manufacturing markets. We obtained this information and these statistics from sources other than us, such as Purchasing magazine and the Institute of Supply Management, which we have supplemented where necessary with information from publicly available sources and our own internal estimates. We have used these sources and estimates and believe them to be reliable.

Company Overview

- One of the largest metal service center companies based in the U.S. with $1.1 billion in 2013 annual net sales
- Specialty Products, Specialty Services, Customized Supply Chain Solutions
- Strong exposure to long-term growth end markets including Oil & Gas, Aerospace and Industrial
- Supplying over 5,000 products to over 25,000 customers on a global basis
- 120+ year history in the metal service center industry



Value Added Services & Solutions

Serving Vital Link in Global Metal Supply Chain



Mills
Sub
Sub
Sub
Sub
Sub
Sub
Global
Global OEMs

Mills

- Limited distribution points and fabrication services
- Minimum order size requirements (bulk quantities)

A.M. Castle

- Many global distribution points
- Robust fabrication services
- Flexibility in order sizes
- Manages lead time differentials, warehousing and other distribution services

Global OEMs

- Demand delivery of products within short timeframe
- Need for specialized products and services
- Need for products in smaller quantities and forms

Diversified Product Offering with Focus on Specialty Materials

Focus on Value

- Sales focused on primarily highly specialized product offering
- A.M. Castle average selling price of $3,500 - $4,000 per ton compared to an average commodity hot rolled coil at $700-$750 per ton









Product Offering


Plastics, 13%
Alloy Bar, 16%
Other, 9%
Aluminum, 14%
Nickel, 8%
Carbon and Alloy Plate, 8%
SBQ Bar, 3%
Tubing, 16%
Stainless, 9%
Cold finished Carbon, 4%

*** Product distribution as a percentage of 2013 Net Sales*

Diversified Global End Markets

Global Demand Driving Growth in Key End Markets

Markets Served
(2013 Net Sales)

Market	Share
Industrials	45%
Oil & Gas	23%
Aerospace	19%
Plastics	13%









Industrials

- Primarily focused on heavy equipment & infrastructure
- Funding for capital spending expected to increase with economic recovery
- Long-term relationships with leading global OEMs

Oil & Gas

- Positioned to succeed with growing global presence, including Shanghai, Singapore and U.S. Gulf region
- Provide products to support drilling and completion activities, including unconventional drilling and fracking

Aerospace

- Specialty products and supply chain solutions to the Commercial Aerospace and Defense industries
- JSF F-35 contract extended through 2016
- Ongoing multi-year backlogs at major commercial aircraft manufacturers

Plastics

- Supply thousands of diverse plastics and related products across the US market
- Key industries served include Aerospace & Defense, Construction & Maintenance, Life Sciences, Marine, and Transportation and many more

Broad Geographic Footprint Serving Global Markets



BC
AB
SK
MB
ON
QC
NL
NB
NS
PE
ME
VT
NH
MA
RI
CT
NY
NJ
DE
MD
PA
WA
OR
ID
MT
WY
ND
SD
NE
MN
WI
IA
MI
IL
IN
OH
WV
VA
KY
TN
NC
SC
GA
AL
MS
LA
AR
MO
KS
OK
TX
NM
CO
UT
NV
AZ
CA
FL
Gulf of California
METALS BRANCH
METALS SALES OFFICE
PLASTICS BRANCH
CORPORATE OFFICE



China
Singapore



United Kingdom
France
Spain

Source: 2013 Form 10-K

Blue Chip Customer Base in Various End Markets

Serving a Broad Range of Diverse Customers

AIRBUS

SPX

GENERAL DYNAMICS
Electric Boat

Johnson Controls

HALLIBURTON

JOHN DEERE

BOEING

CAT

GE Energy

JOY MINING MACHINERY
A Joy Global Inc. Company

BALDOR

LOCKHEED MARTIN

Gulfstream
A GENERAL DYNAMICS COMPANY

Cessna

United Technologies

Supplier Partners

Stable supplier base values A. M. Castle as a key customer and provides access to specialty metals

Product Category	Supplier
✓ Aluminum	❖ Kaiser Aluminum and Alcoa
✓ Alloy	❖ Timken, Tenaris and Republic
✓ Nickel & Stainless	❖ Allegheny, Special Metals and North American Stainless
✓ Carbon	❖ ArcelorMittal, SSAB and Nucor
✓ Titanium	❖ RTI
✓ Plastics	❖ Cyro Industries/Evonik, SABIC Innovative Plastics and Quadrant Engineered Plastics/Mitsubishi

Quarterly Net Sales Trend *($ in millions)*



$400
$350
$300
$250
$200
$150
$100
$50
$-
70
65
60
55
50
45
40
35
30

	1Q'10	2Q'10	3Q'10	4Q'10	1Q'11	2Q'11	3Q'11	4Q'11	1Q'12	2Q'12	3Q'12	4Q'12	1Q'13	2Q'13	3Q'13	4Q'13
Revenue	$223	$240	$245	$236	$273	$282	$295	$282	$363	$329	$304	$274	$293	$273	$254	$233
PMI	57	58	57	57	60	57	52	52	53	53	50	50	53	50	56	57

The Company believes that its revenue trends typically correlate to the changes in PMI on a six to twelve month lag basis.

Source: Management uses the Purchasing Managers Index ("PMI") provided by the Institute of Supply Management.

Organizational Objectives

Customer Centric


Castle
Metals

More focused than ever on the customer

Nimble Business



Faster and easier to do business with

Highly Competitive


A. M. Castle & Co.
CAS
NYSE

Highly competitive in our end markets

Engaged Employees



Earn a reputation for employees who share ideas, best practices and process improvements

Path to sales and earnings growth.

Profit Improvement

$33 million of run-rate improvements implemented in 2013

Goals	Action Steps	Targeted Annual Operating Profit Improvement
Operating Functions	• Assigned new leadership over operations • Consolidated six facilities into existing network • Consolidated selected operations functions • Implemented continuous improvement program	$10 million
Corporate streamlining	• Centralized activities in Finance, HR, and IT • Reorganized marketing and sales management structures	$5 million
Strategic sourcing	• Continue to leverage purchasing opportunities in non-metal costs such as transportation, freight, and outside services	$6 million
Gross margin enhancement	• Assigned new leadership over sourcing and supply chain • Leveraged metal sourcing and strategic pricing opportunities	$12 million
	Total Annual Operating Profit Improvement:	$33 million

- In 2014, the Company expects annual operating expense improvement of $24 million and annual gross margin improvement of $9 million with total annual operating profit improvement of $33 million as targeted.
- Approximately $10.2 million of pre-tax restructuring charges were incurred in 2013.

Vertical Sales and Support Structure

Vertical sales teams and consolidated support functions to drive better service to customers, greater flexibility and improved coordination.



Aerospace



Oil & Gas



Industrial

Centralized Sales Support and Strategic Sourcing Team

Key Sales Initiatives

- Hired new Chief Commercial Officer in July 2013
- Reorganized sales teams to a more efficient, geographic model
- Implemented new sales incentive program focused on alignment and accountability
- Localizing certain pricing and inventory decision-making capabilities
- Focus on developing strategic accounts globally

Financial and Operating Targets








NYSE
A. M. Castle & Co.
NYSE

Lower Operating Expenses	Higher Operating Profits	Lower Days Sales in Inventory	Fortify Balance Sheet
22% operating expense ratio* by end of 2014 *operating expenses as a percentage of net sales	**10% operating profit** in normal market conditions	**150 days** by end of 2014	Maximize free cash flow, **reduce debt,** create further financial flexibility

Commitment to increasing shareholder value.

Financial Overview

Sales Trends

- Sales declined in 2013 following the weak PMI trend across the industrial markets in 2012 and the first half of 2013.
- New sales support structure positions Company well to gain share as market growth returns

Annual Net Sales
($ in millions)



$1,600
$1,200
$800
$400
$0
$944
$1,132
$1,270
$1,053
2010
2011
2012
2013

Quarterly Net Sales
($ in millions)



$400
$300
$200
$100
$0
$363
$329
$304
$274
$293
$273
$254
$233
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13
3Q'13
4Q'13

Focused on Improving Cash Flows



Adjusted EBITDA*
($ in millions)
$80
$60
$40
$20
$0
$17
$43
$75
$26
2010
2011
2012
2013



Cash Flow*
($ in millions)
$40
$30
$20
$10
$0
-$10
-$20
-$30
$(27.5)
$17.2
$(11.6)
$16.1
$30.7
$20.0
$7.4
$4.7
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13
3Q'13
4Q'13

- Focused on cash flow generation and debt reduction.
  - Minimal capital expenditures required – typically 1% of revenue.
  - Significant improvement in cash flow from operations in 2013 vs. 2012

* Contains non-GAAP information – see "Non-GAAP reconciliation" in Appendix for a detailed reconciliation.

Key Balance Sheet Items ($ in 000s)

	December 31, 2013	December 31, 2012
Cash and Cash Equivalents	$30,829	$21,607
Accounts Receivable	128,544	138,311
Inventory, net of LIFO reserves (1)	214,900	303,772
Other Current Assets	16,418	22,688
Total Current Assets	$ 390,691	$ 486,378
Accounts Payable	(69,577)	(67,990)
Other Current Liabilities	(31,764)	(39,042)
Working Capital	$ 289,350	$379,346
Total Capital (total debt plus shareholders' equity)	$ 555,890	$634,409
Total Debt	(245,996)	(297,069)
Stockholders' Equity	$ 309,894	$337,340

[1] Inventory at replacement cost is $345,754 and $443,712 at December 31, 2013 and December 31, 2012, respectively.

Next Step, Improve Working Capital Measurements

Inventory – DSI


Days
200
175
150
125
100
75
50
25
0
129
187
180
2011
2012
2013

Receivables – DSO


Days
60
50
40
30
20
10
0
50
49
51
2011
2012
2013

- **Focused on significantly improving both DSI and DSO over the next several quarters**
- **150 DSI target for 2014**

Improving Financial Position

Total Debt-to-Capital



52%
50%
48%
46%
44%
42%
40%
50.2%
46.8%
44.3%
Dec '11
Dec '12
Dec '13

$ in millions	Dec '12	Dec '13
Total Debt	$ 297.1	$ 246.0
Less: Cash Balances	21.6	30.8
Net Debt	$ 275.5	$ 215.2
Net Debt to Capital	43.4%	38.7%

- Focus on cash flow generation has paid off with lower leverage and a stronger balance sheet
- Net debt reduction of $60 million in fiscal year 2013
- Remain focused on creating additional financial flexibility from restructuring profit improvement

Investment Highlights

- Increased global presence and capabilities
- Increased customer penetration
- Specialty high value products & services
- Attractive financial position and cash flow characteristics
- Strong alignment with growing end markets
- Experienced management team
- Diversified, blue chip customers
- Extensive supplier relationships
- Proven track record of performance

APPENDIX

Annual and YTD Financial Business Trends As Reported *($ in millions, except EPS)*



Net Sales
$1,600
$1,200
$800
$400
$0
$944
$1,132
$1,270
$1,053
2010
2011
2012
2013



EBITDA*
$80
$60
$40
$20
$0
$17
$37
$74
$16
2010
2011
2012
2013



Diluted EPS
-$0.10
-$0.30
-$0.50
-$0.70
-$0.90
-$1.10
-$1.30
-$1.50
$(0.25)
$(0.08)
$(0.42)
$(1.46)
2010
2011
2012
2013



Operating Income (Loss)
$40
$30
$20
$10
$0
-$10
-$20
$(9)
$6
$40
$(16)
2010
2011
2012
2013

* Contains non-GAAP information – see "Non-GAAP reconciliation" in Appendix for a detailed reconciliation.

Quarterly Financial Business Trends As Reported *($ in millions, except EPS)*

Net Sales


$400
$300
$200
$100
$0
$363
$329
$304
$274
$293
$273
$254
$233
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 4Q'13

EBITDA*


$30
$20
$10
$0
$28
$17
$20
$9
$5
$5
$5
$1
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 4Q'13

Diluted EPS


$0.35
$0.25
$0.15
$0.05
-$0.05
-$0.15
-$0.25
-$0.35
-$0.45
-$0.55
$(0.19)
$(0.13)
$0.13
$(0.24)
$(0.46)
$(0.16)
$(0.30)
$(0.54)
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 4Q'13

Operating Income (Loss)


$20
$15
$10
$5
$0
-$5
-$10
$18
$10
$10
$2
$(1)
$(4)
$(3)
$(8)
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 4Q'13

* Contains non-GAAP information – see "Non-GAAP reconciliation" in Appendix for a detailed reconciliation.

Liquidity and Balance Sheet

SELECTED CONSOLIDATED RESULTS ($ in Millions)	Year Ended December 31,	
Unaudited	2013	2012
Cash From (Used in) Operations	$ 74.4	$ 5.4
Cash Paid for CapEx	$ (11.6)	$ (11.1)
Avg Days Sales in Inventory	180.0	187.0
Avg Receivables Days Outstanding	51.1	49.0

SELECTED CONSOLIDATED RESULTS ($ in Millions)	As of December 31,	
Unaudited	2013	2012
Total Debt (net of unamortized discounts)[1]	$ 246.0	$ 297.1
Cash and Cash Equivalents	30.8	21.6
Total Debt less Cash and Cash Equivalents ("Net Debt")	$ 215.2	$ 275.5
Stockholders' Equity	309.9	337.3
Total Debt plus Stockholders' Equity ("Capital")	$ 555.9	$ 634.4
Net Debt to Capital	38.7%	43.4%

[1] Includes balance of $40.0 million under the revolving credit facilities at December 31, 2012. There were no cash borrowings under the revolving credit facilities as of December 31, 2013.

Non-GAAP Reconciliation

Reconciliation of EBITDA to Net Loss/Income ($ in millions)
Unaudited

	1Q'12	2Q'12	3Q'12	4Q'12	1Q'13	2Q'13	3Q'13	4Q'13
Net (Loss)/Income	$ (4.3)	$ (3.0)	$ 3.2	$ (5.6)	$ (10.6)	$ (3.8)	$ (6.9)	$ (12.7)
Depreciation and Amortization Expense	6.6	6.5	6.3	6.5	6.6	6.6	6.4	6.6
Interest Expense, Net	10.2	10.0	10.2	10.6	10.2	10.1	10.2	10.1
Interest Expense, Unrealized Loss on Debt Conversion Option	11.3	4.3	-	-	-	-	-	-
Loss on Extinguishment of Debt	-	-	-	-	-	-	-	2.6
Income Taxes	4.4	(0.7)	0.5	(2.8)	(1.4)	(7.8)	(4.3)	(6.3)
EBITDA	$ 28.2	$ 17.1	$ 20.2	$ 8.7	$ 4.8	$ 5.1	$ 5.4	$ 0.3

Reconciliation of EBITDA and Adjusted EBITDA to Net Loss/Income ($ in millions)
Unaudited

	2010	2011	2012	2013
Net Loss	$ (5.6)	$ (1.8)	$ (9.7)	$ (34.0)
Depreciation and Amortization Expense	20.6	20.5	25.9	26.2
Interest Expense, Net	5.0	9.7	41.0	40.6
Interest Expense, Unrealized Loss on Debt Conversion Option	-	4.0	15.6	-
Loss on Extinguishment of Debt	-	6.1	-	2.6
Income Taxes	(3.1)	(1.1)	1.4	(19.8)
EBITDA	$ 16.9	$ 37.4	$ 74.2	$ 15.6
Non-GAAP Net Loss Adjustments[1]	-	5.7	0.7	10.6
Adjusted EBITDA	$ 16.9	$ 43.1	$ 74.9	$ 26.2

Reconciliation of Cash Flow ($ in millions)
Unaudited

	1Q'12	2Q'12	3Q'12	4Q'12	1Q'13	2Q'13	3Q'13	4Q'13
Cash From (Used In) Operating Activities	$ (24.4)	$ 18.8	$ (7.3)	$ 18.2	$ 32.6	$ 23.5	$ 9.6	$ 8.7
Cash Used For Capital Expenditures	(3.1)	(1.6)	(4.3)	(2.1)	(1.9)	(3.5)	(2.2)	(4.0)
Cash Flow	$ (27.5)	$ 17.2	$ (11.6)	$ 16.1	$ 30.7	$ 20.0	$ 7.4	$ 4.7

[1] Non-GAAP Net Loss adjustments relate to restructuring charges for the 2013 period, CEO transition costs for the 2012 period, Tube Supply net income and Tube Supply acquisition costs for the 2011 period and unrealized losses for commodity hedges for the 2011-2013 periods.

Thank You

NYSE: CAS